SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A
                                (Amendment No. 1)
                              ---------------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-28887



                        Date of Report: February 15, 2006





                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware
22-3328734
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(State of other jurisdiction of                               (IRS Employer
incorporation ororganization)                                Identification No.)


One Penn Plaza, Suite 1612, New York,NY                               10119
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Amendment is being filed to report the correction of an error in the Certificate of Designation attached to the initial filing. The error was a misstatement of the conversion rights of the holder of the Series C Preferred Stock. This amendment states the conversion right correctly, and the Certificate of Correction of the Certificate of Designation is attached as an exhibit.


ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES

     On February 15, 2006 GreenShift filed a Certificate of Designation creating a class of 1,000,000 shares of Series C Preferred Stock. The Certificate of Designation was corrected by a Certificate of Correction filed on September 11, 2006. The holder of all 1,000,000 shares of Series C Preferred Stock may convert it into common shares representing 80% of the GreenShift common shares outstanding after conversion, but only if, at the time of the conversion, GreenShift is not registered with the SEC as a Business Development Company. The holder of the Series C Preferred Stock may cast the number of votes at a shareholders meeting or by written consent that equals the number of common shares into which the Preferred Stock is convertible on the record date for the shareholder action. In the event that the Board of Directors declares a dividend, the holder of each share of Series C Preferred Stock will receive a dividend equal to the dividend that would be payable if the Series C Preferred Stock were converted into common stock. In the event of a liquidation of GreenShift, the holder of a share of Series C Preferred Stock will receive $.001 and have no further participation in the liquidation.

     On February 15, 2006 GreenShift Interim Corp. surrendered all of its 1,000,000 shares of Series B Preferred Stock. In exchange, GreenShift issued to GreenShift Interim Corp all 1,000,000 authorized shares of Series C Preferred Stock. Kevin Kreisler, GreenShift's Chief Executive Officer, is the sole owner of Viridis Capital, LLC, which owns all the equity in GreenShift Interim Corp.

     On February 17, 2006 GreenShift Interim Corp. surrendered to GreenShift all of the 47,440,678 shares of GreenShift common stock in its name.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

3-a Certificate of Designation, Preferences and Rights of Series C Preferred Stock of GreenShift Corporation - previously filed.

3-a(1) Certificate of Correction of Certificate of Designation, Preferences and Rights of Series C Preferred Stock of GreenShift Corporation.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            GREENSHIFT CORPORATION


Dated:  September 15, 2006                  By: /s/ Kevin Kreisler
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                                                    Kevin Kreisler
                                                    Chief Executive Officer